                                                                    Exhibit 99.1


NEWS RELEASE                                 (STORAGE USA LOGO)
                                             175 Toyota Plaza, Suite 700
                                             Memphis, Tennessee 38103

                                             Contact:   Christopher P. Marr
                                                        Chief Financial Officer
                                                        (901) 252-2000


          STORAGE USA REPORTS FOURTH QUARTER AND FULL YEAR 2001 RESULTS

         MEMPHIS, Tennessee (January 30, 2002) - Storage USA, Inc. (NYSE:SUS) today announced the results of its fourth quarter and full year ended December 31, 2001. Net income for the fourth quarter was $14,557,000, or $0.51 per common share on a diluted basis, compared with net income of $15,585,000, or $0.58 per common share on a diluted basis for the fourth quarter of 2000. Net income for the year was $64,232,000 or $2.31 per common share on a diluted basis, compared with net income of $62,237,000 or $2.26 per common share on a diluted basis, for 2000.

         The Company incurred $2.3 million (or $0.08 on a per share basis) of third party legal and consulting charges during the fourth quarter of 2001 and $3.0 million (or $0.10 on a per share basis) for the full year 2001 relating to activities of the Special Committee of the Board of Directors. The formation and purpose of the Special Committee has been discussed in other Company press releases.

         Funds from operations for the fourth quarter of 2001, when excluding the $0.08 per share of Special Committee charges, was $0.94 per common share on a diluted basis. Funds from operations for the full year 2001, when excluding the $0.10 per share of Special Committee charges, was $3.71 per common share on a diluted basis. When including the Special Committee charges, funds from operations were $24,497,000, or $0.86 per common share on a diluted basis, for the fourth quarter of 2001 and $100,466,000, or $3.61 per common share on a diluted basis, for the full year 2001. Funds from operations were $24,095,000, or $0.89 per common share on a diluted basis, for the fourth quarter 2000 and $94,313,000, or $3.43 per common share on a diluted basis, for the full year 2000.

         During the fourth quarter, net operating income of the Company's same-store facilities increased by 3.4%, as a result of revenue growth of 3.8% and a 4.9% increase in operating expenses. For the full year 2001, net operating income of the Company's same-store facilities increased by 6.0% as a result of revenue growth of 6.2% and a 6.7% increase in operating expenses. The year-over-year revenue growth was the result of an increase in realized rates of 6.8% while maintaining physical occupancy at 85% during both periods. The expense growth was primarily driven by dramatic increases in electric related utility costs and property and casualty insurance.

         Within the REIT, the Company placed in service seven expansion projects during the fourth quarter for a total cost of approximately $12,970,000. For the entire year, the Company placed in service four development and 11 expansion projects for a total cost of approximately $46,882,000. As of December 31, 2001, the Company has ten development projects under construction or in construction planning, which will add approximately 503,000 square feet. These projects have a remaining expected investment of $54,817,000. Expansions are also underway for nine facilities, which will add approximately 233,000 square feet. These expansions have a remaining expected investment of $10,194,000. Expected completion dates for these development and expansion facilities range from the first quarter of 2002 through 2003. The dilution during the quarter from the Company's on-balance sheet development program was $0.03 per share compared with $0.04 per share of dilution during the fourth quarter of 2000. Dilution for the year remained constant at $0.15 for both periods.

                                    - more -

         During the fourth quarter, four new franchised facilities received their certificates of occupancy and opened for business. At December 31, 2001, Storage USA Franchise Corp. had 71 franchised facilities open and operating with another 17 facilities currently in design and construction.

         On January 7, 2002, the Company paid a regular quarterly cash dividend of $0.71 per share to shareholders of record as of December 21, 2001.

                           FOURTH QUARTER DISPOSITIONS

         During October of 2001, the Company sold four properties located in North Carolina. The $8.75 million of cash generated from the transaction was used to pay down the Company's line of credit.

                 PROPOSED ACQUISITION BY SECURITY CAPITAL GROUP

         Earlier this month, the Special Committee announced that the 45-day period during which it was permitted to solicit other potential bidders for Storage USA expired without a higher bid being submitted. As a result, Storage USA will proceed with the previously announced acquisition by Security Capital Group Incorporated. The Company has filed preliminary proxy materials and a
Schedule 13E-3 relating to the proposed acquisition with the Securities and Exchange Commission. Subject to the SEC's review process, the Company intends to establish the record date and the date for the shareholders' meeting and mail a definitive proxy statement to shareholders as soon as practicable. If completed, it is anticipated that the transaction will close in the Spring of 2002.

         Investors in Storage USA should read the proxy statement and the
Schedule 13E-3 carefully because they contain important information about the proposed transaction, the persons soliciting proxies related to the proposed transaction, their interests in the proposed transaction, and related matters. Investors may obtain free copies of the proxy statement, the Schedule 13E-3 and other documents filed by Storage USA at the Securities and Exchange Commission's Website at www.sec.gov. Free copies of the proxy statement and the Schedule 13E-3 are available to investors from Storage USA by directing such requests to the attention of Christopher P. Marr, Chief Financial Officer, Storage USA, Inc., 175 Toyota Plaza, Suite 700, Memphis, TN 38103. Storage USA, its directors, executive officers and certain other members of management and employees may solicit proxies from Storage USA's stockholders in favor of the proposed transaction. As of the date of this release, the officers and directors of Storage USA each beneficially owns less than 1% of the outstanding common stock of Storage USA, with the exception that Mr. Jernigan beneficially owns approximately 2.6%.

                             ABOUT STORAGE USA, INC.

         Storage USA, Inc. is a fully integrated, self-administered and self-managed real estate investment trust, which is engaged in the management, acquisition, development, construction and franchising of self-storage facilities. As of December 31, 2001, the Company owned, managed and franchised 558 facilities containing 37.9 million square feet in 33 states and the District of Columbia.

                                    - more -

                           FORWARD-LOOKING STATEMENTS

         This release contains statements concerning Storage USA's beliefs, expectations and intentions, future events, future performance and business prospects, including those associated with the Company's development and expansion programs and its proposed transaction with Security Capital Group, which are forward-looking and are subject to certain risks and uncertainties. These risks and uncertainties could significantly affect anticipated results or events in the future, and actual results may differ materially from any forward-looking statements. In addition, these forward-looking statements are based upon variable assumptions and estimates. A change in any of these assumptions or estimates could materially change the results anticipated. The risks and uncertainties include, but are not limited to the following:

        - The Company's plan to move forward with development and expansion opportunities could be impacted by an inability to obtain zoning and other local approvals.

        - Construction costs and timing of a project may exceed our original estimates, resulting in a greater investment than originally planned.

        - Historical performance of our development and expansion programs may not be repeated in new development and expansion activity.

        - The Company's proposed transaction with Security Capital Group is subject to satisfaction of the conditions to closing included in the purchase and sale agreement with Security Capital Group and shareholder approval.

         Additional risks and other risk factors are described in Storage USA's Form 10-K, particularly under the caption Forward-Looking Statements and Risk Factors and in the quarterly reports on Form 10-Q and Storage USA's other filings with the Securities and Exchange Commission. We are not obligated to update our forward-looking statements and we may not. Forward-looking statements that we do not update generally will become less meaningful over time.

                            QUARTERLY CONFERENCE CALL

         The Company will not schedule an earnings conference call.




                                     - END -

                                    EXHIBIT A

                                STORAGE USA, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)

                                                                 THREE MONTHS                 TWELVE MONTHS
                                                               ENDED DECEMBER 31,           ENDED DECEMBER 31,
                                                               2001          2000          2001           2000
                                                             --------      --------      ---------      ---------
OPERATING REVENUES:
Rental and Other Property Income                             $ 70,770      $ 67,274      $ 282,065      $ 258,558
Service and Other Income                                        5,848           624         13,305          5,885
                                                             --------      --------      ---------      ---------

  Total Operating Revenues                                     76,618        67,898        295,370        264,443
                                                             --------      --------      ---------      ---------

OPERATING EXPENSES:
Cost of Property Operations & Maintenance                      18,330        16,822         72,235         64,902
Taxes                                                           6,099         5,259         23,351         21,845
Cost of Providing Services                                      2,232         1,195          8,051          4,480
General & Administrative                                        7,009         3,840         20,314         13,715
Legal & Other Fees Associated with the Special Committee        2,344            --          2,999             --
Depreciation & Amortization                                    10,852        10,056         41,649         39,460
                                                             --------      --------      ---------      ---------

   Total Operating Expenses                                    46,866        37,172        168,599        144,402
                                                             --------      --------      ---------      ---------

INCOME FROM OPERATIONS                                         29,752        30,726        126,771        120,041

OTHER INCOME (EXPENSES):
  Interest Expense, Net*                                      (11,979)      (12,007)       (49,085)       (45,237)
                                                             --------      --------      ---------      ---------

INCOME BEFORE MINORITY INTEREST                                17,773        18,719         77,686         74,804
  AND GAIN ON SALE/EXCHANGE

GAIN/(LOSS) ON SALE/EXCHANGE OF STORAGE FACILITIES               (301)          301           (291)         1,175
                                                             --------      --------      ---------      ---------

INCOME BEFORE MINORITY INTEREST                                17,472        19,020         77,395         75,979

MINORITY INTEREST                                              (2,915)       (3,435)       (13,163)       (13,742)
                                                             --------      --------      ---------      ---------

NET INCOME                                                   $ 14,557      $ 15,585      $  64,232      $  62,237
                                                             --------      --------      ---------      ---------

BASIC NET INCOME PER SHARE                                   $   0.52      $   0.58      $    2.34      $    2.27
                                                             --------      --------      ---------      ---------

DILUTED NET INCOME PER SHARE                                 $   0.51      $   0.58      $    2.31      $    2.26
                                                             --------      --------      ---------      ---------

BASIC WEIGHTED AVERAGE COMMON SHARES OUTSTANDING               27,853        27,013         27,415         27,373
                                                             --------      --------      ---------      ---------

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING             28,426        27,091         27,828         27,490
                                                             --------      --------      ---------      ---------
------------------------------------------------------------------------------------------------------------------

Interest Expense                                             $(13,898)     $(16,009)     $ (58,824)     $ (58,650)
Interest Income                                                 1,919         4,002          9,739         13,413
                                                             --------      --------      ---------      ---------
* Interest Expense, Net                                      $(11,979)     $(12,007)     $ (49,085)     $ (45,237)

                                    EXHIBIT B

                                STORAGE USA, INC.
                            CONDENSED BALANCE SHEETS
                             (amounts in thousands)
                                   (unaudited)

                                                           AS OF                 AS OF
                                               DECEMBER 31, 2001     DECEMBER 31, 2000
                                               -----------------     -----------------
ASSETS

Investments in Storage Facilities, at Cost:
   Land                                              $   435,561           $   430,332
   Buildings & Equipment                               1,336,961             1,280,393
                                                     -----------           -----------
                                                       1,772,522             1,710,725

Accumulated Depreciation                                (172,291)             (132,527)
                                                     -----------           -----------
                                                       1,600,231             1,578,198

Cash & Cash Equivalents                                    3,164                 5,045
Advances and Investments in Real Estate                  116,880               136,125
Other Assets                                              36,059                47,402
                                                     -----------           -----------

   TOTAL ASSETS                                      $ 1,756,334           $ 1,766,770
                                                     ===========           ===========


LIABILITIES & SHAREHOLDERS' EQUITY

Notes Payable                                        $   600,000           $   600,000
Line of Credit Borrowings                                158,900               168,333
Mortgage Notes Payable                                    64,351                66,845
Other Borrowings                                          30,923                38,804
Other Liabilities                                         99,068                93,099
                                                     -----------           -----------

   TOTAL LIABILITIES                                     953,242               967,081
                                                     -----------           -----------

MINORITY INTERESTS:
Preferred Units                                           65,000                65,000
Common Units                                              63,599                82,542
                                                     -----------           -----------

   TOTAL MINORITY INTERESTS                              128,599               147,542
                                                     -----------           -----------

Total Shareholders' Equity                               674,493               652,147
                                                     -----------           -----------

   TOTAL LIABILITIES & SHAREHOLDERS' EQUITY          $ 1,756,334           $ 1,766,770
                                                     ===========           ===========

                                    EXHIBIT C

                                STORAGE USA, INC.
                              FUNDS FROM OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)

                                                        THREE MONTHS                   TWELVE MONTHS
                                                      ENDED DECEMBER 31,             ENDED DECEMBER 31,
                                                     2001            2000            2001           2000
                                                 --------       ---------       ---------       --------
FUNDS FROM OPERATIONS ATTRIBUTABLE
TO COMPANY SHAREHOLDERS:

Net Income                                       $ 14,557       $  15,585       $  64,232       $ 62,237

Loss/(Gain) on Sale of Assets*                        301            (301)            291           (879)

Depreciation & Amortization                        10,852          10,056          41,649         39,460

Depreciation from Unconsolidated Entities             550             723           1,858          1,409

Less Depreciation of Non-Revenue Producing
  Property                                           (749)           (886)         (3,451)        (3,858)
                                                 --------       ---------       ---------       --------

                                                 $ 25,511       $  25,177       $ 104,579       $ 98,369

Minority Interest Share of Loss on Sale               (28)             34             (28)            99

Minority Interest Share of Depreciation &
  Amortization from Unconsolidated Entities           (51)            (81)           (189)          (158)

Minority Interest Share of Depreciation &
  Amortization                                       (935)         (1,035)         (3,896)        (3,997)
                                                 --------       ---------       ---------       --------

FFO Available to Company Shareholders            $ 24,497       $  24,095       $ 100,466       $ 94,313
                                                 ========       =========       =========       ========

Basic FFO per Share, as Reported                 $   0.88       $    0.89       $    3.66       $   3.45

Diluted FFO per Share, as Reported               $   0.86       $    0.89       $    3.61       $   3.43


Add Back Negative Impact of
  Special Committee Charges                      $   0.08              --       $    0.10             --
                                                 --------       ---------       ---------       --------

FFO After Adding Back
  Special Committee Charges                      $   0.94       $    0.89       $    3.71       $   3.43
                                                 --------       ---------       ---------       --------

*Excludes $296 gain on sale of undepreciated land in the first quarter of 2000.

In calculating FFO per share, Storage USA adds back only depreciation and amortization of revenue-producing property. As such, Storage USA's FFO and FFO per share may not be comparable to other REITs which may add back total depreciation and amortization.

The Company, in accordance with Financial Accounting Standard No. 128, "Earnings Per Share", is required to report basic and diluted earnings per share. The Company has chosen to present its FFO per share on the same basis as its earnings per share. The diluted FFO per share reflects the impact of its employee stock options.

                                    EXHIBIT D

                                STORAGE USA, INC.
                      FINANCIAL AND OPERATIONAL HIGHLIGHTS
                   (IN THOUSANDS EXCEPT PER SQUARE FOOT DATA)

                                         THREE MONTHS                          TWELVE MONTHS
                                       ENDED DECEMBER 31,                       ENDED DECEMBER 31,
SAME-STORE RESULTS                     2001          2000      % CHANGE        2001           2000      % CHANGE
--------------------------          -------       -------      --------    --------       --------      --------
NUMBER OF PROPERTIES                    368           368                       347            347

  Revenues:                         $63,681       $61,331          3.8%    $241,055       $227,009           6.2%

  Expenses:
     Repairs & Maintenance          $ 1,199       $ 1,087         10.3%    $  5,142       $  4,423          16.3%
     Utility & Trash                  1,643         1,587          3.5%       6,638          5,930          11.9%
     Insurance                          623           468         33.1%       2,017          1,449          39.2%
     Taxes                            5,160         5,082          1.5%      19,152         18,423           4.0%
     All Other                       10,119         9,651          4.8%      37,094         35,390           4.8%
                                    -------       -------         ----     --------       --------          ----
  Total Expenses                     18,744        17,875          4.9%      70,043         65,615           6.7%
                                    -------       -------         ----     --------       --------          ----

  NET OPERATING INCOME              $44,937       $43,456          3.4%    $171,012       $161,394           6.0%

----------------------------------------------------------------------------------------------------------------

Physical Occupancy                       83%           84%                       85%            85%

Scheduled Rent per Square Foot      $ 12.63       $ 12.18          3.7%    $  12.65       $  12.04           5.1%

Realized Rent per Square Foot       $ 11.85       $ 11.25          5.3%    $  11.71       $  10.96           6.8%


TEN LARGEST SAME-STORE MARKETS (FOR THE QUARTER ENDED DECEMBER 31, 2001)

                                                                      ----------------------------------
                                                                      QUARTER ENDED DECEMBER 31, 2001 VS.
                                                                       QUARTER ENDED DECEMBER 31, 2000
                                                                      ----------------------------------
                                                                  %            %          %           %
                                                 NUMBER    OF TOTAL    CHANGE IN  CHANGE IN   CHANGE IN
                                                     OF  SAME-STORE   NET RENTAL   REALIZED    OCCUPIED
       MARKET                                FACILITIES         NOI      INCOME*       RPSF     SQ. FT.
-------------------------------------------------------------------------------------------------------
LOS ANGELES-RIVERSIDE-ORANGE COUNTY, CA              47       17.6%         6.4%       8.3%       -1.8%
NEW YORK-NORTHERN NEW JERSEY-LONG ISLAND             29       15.9%         2.9%       7.3%       -4.1%
WASHINGTON-BALTIMORE, DC-MD-VA-WV                    24        9.9%         4.8%       6.8%       -1.9%
MIAMI-FORT LAUDERDALE, FL                            16        6.1%         5.1%       4.1%        0.9%
DALLAS-FORT WORTH, TX                                13        3.4%         3.6%       5.5%       -1.8%
PHILADELPHIA-WILMINGTON-ATLANTIC CITY, PA-NJ         13        3.1%         4.5%       7.8%       -3.1%
MEMPHIS, TN-AR-MS                                    23        3.1%         2.4%       2.9%       -0.5%
SAN FRANCISCO-OAKLAND-SAN JOSE, CA                    9        2.9%        -4.8%       4.5%       -8.8%
DETROIT, ANN ARBOR-FLINT, MI                         11        2.7%         0.9%       5.5%       -4.4%
PHOENIX-MESA, AZ                                     15        2.7%         2.9%       0.2%        2.7%

*Net Rental Income is defined as rental income net of discounts.

                                STORAGE USA, INC.
                      FINANCIAL AND OPERATIONAL HIGHLIGHTS
                                 (IN THOUSANDS)

                                                  THREE MONTHS              TWELVE MONTHS
                                                ENDED DECEMBER 31,        ENDED DECEMBER 31,
                                                  2001         2000         2001         2000
                                               -------      -------      -------      -------
CAPITAL DEPLOYMENT

     Operating Property Acquisitions           $ 4,725      $     0      $ 9,333      $11,734
     Land Acquisitions                              --           --        1,355        4,374
     Development and Expansions                  6,024        8,532       28,175       33,700
     Franchise Loans                             1,577        1,302        2,545        9,999
Capital and Debt Contributions:
     GECC Development Venture                       92          199          888        6,725
     GECC Acquisition Venture                      510       13,362        4,875       20,486
                                               -------      -------      -------      -------
TOTAL                                          $12,928      $23,395      $47,171      $87,018
                                               =======      =======      =======      =======

--------------------------------------------------------------------------------
ON-BALANCE SHEET
DEVELOPMENT & EXPANSION EXPECTED
TO BE PLACED IN SERVICE BY QUARTER

                                               -------      -------      -------      -------   ----------
                                                  2002         2002         2002         2002
                                                    Q1           Q2           Q3           Q4   THEREAFTER
                                               -------      -------      -------      -------   ----------
Development                                    $21,288           --      $ 4,352      $ 5,000      $47,481
Expansion                                      $ 2,039      $10,202           --      $ 3,915      $ 2,398
                                               -------      -------      -------      -------      -------

TOTAL                                          $23,327      $10,202      $ 4,352      $ 8,915      $49,879
                                               =======      =======      =======      =======      =======


CONSTRUCTION IN PROGRESS                         AS OF        AS OF
                                              12/31/01     12/31/00
                                              --------     --------
                                               $38,491      $44,872

--------------------------------------------------------------------------------


FIVE YEAR DEBT MATURITY SCHEDULE

                                               2002          2003       2004      2005         2006
---------------------------------------------------      --------     ------     -----     --------
Unsecured Notes Payable                          --      $100,000         --        --     $100,000
Lease Obligations                                --      $ 23,897         --        --           --
Mortgages Payable (Principal Pmts)            1,474         1,624     23,294     5,985       14,477
---------------------------------------------------      --------     ------     -----     --------



DEBT SERVICE

------------------------------------------------------------------------------
                                    THREE MONTHS             TWELVE MONTHS
                                  ENDED DECEMBER 31,       ENDED DECEMBER 31,
                                   2001         2000         2001         2000
                                -------      -------      -------      -------
Interest Expense                $13,898      $16,009      $58,824      $58,650
Plus:
  Capitalized Interest              769        1,035        3,745        4,957
  Principal Payments                357          326        1,405        1,280
                                -------      -------      -------      -------
DEBT SERVICE                    $15,024      $17,370      $63,974      $64,887

                                STORAGE USA, INC.
                      FINANCIAL AND OPERATIONAL HIGHLIGHTS
                                 (IN THOUSANDS)

GECC VENTURE INVESTMENT
--------------------------------------------------------------------------------

                                     Placed in Service       Weighted Average      Placed in Service     Weighted Average
                                  --------------------------------------------  -------------------------------------------
                                     THREE MONTHS ENDED     THREE MONTHS ENDED   TWELVE MONTHS ENDED    TWELVE MONTHS ENDED
                                     DECEMBER 31, 2001      DECEMBER 31, 2001     DECEMBER 31, 2001      DECEMBER 31, 2001
                                  --------------------------------------------  -------------------------------------------
GECC Acquisitions Venture
    Acquisitions                         $5,000                 $3,804                $28,300               $21,398
    Number of Properties                      1                                             8

GECC Development Venture
    Placed in Service                        --                     --                $11,918                $5,559
    Number of Properties                     --                                             2


SELECTED GECC JOINT VENTURE FINANCIAL INFORMATION

                                             THREE MONTHS ENDED DECEMBER 31, 2001           TWELVE MONTHS ENDED DECEMBER 31, 2001
                                           Acquisition    Development    Total GECC       Acquisition    Development     Total GECC
                                               Venture        Venture      Ventures           Venture        Venture       Ventures
                                           ----------------------------------------------------------------------------------------
INCOME STATEMENT:
  Property Revenues                            $ 3,007        $   758      $  3,765           $11,077         $2,312        $13,389
  Property Expenses                              1,506            668         2,174             5,361          2,239          7,600
  Net Operating Income                           1,501             90         1,591             5,716             73          5,789
  Net Income                                       223           (531)         (308)            1,007         (2,150)        (1,143)
BALANCE SHEET: (AS OF DECEMBER 31, 2001)
  Number of Operational Properties                  14              8            22
  Total Assets                                 $85,773        $49,213      $134,986
  Total Third Party Debt                        29,462         24,309        53,771


                                             THREE MONTHS ENDED DECEMBER 31, 2000           TWELVE MONTHS ENDED DECEMBER 31, 2000
                                           Acquisition    Development    Total GECC       Acquisition    Development     Total GECC
                                               Venture        Venture      Ventures           Venture        Venture       Ventures
                                           ----------------------------------------------------------------------------------------
INCOME STATEMENT:
  Property Revenues                            $   975        $   264      $  1,239           $ 2,336         $  424        $ 2,760
  Property Expenses                                664            416         1,080             1,116            662          1,778
  Net Operating Income                             311           (152)          159             1,220           (238)           982
  Net Income                                      (212)          (623)         (835)               97           (934)          (837)
BALANCE SHEET: (AS OF DECEMBER 31, 2000)
  Number of Operational Properties                   6              5            11
  Total Assets                                 $50,705        $42,475      $ 93,180
  Total Third Party Debt                        22,215         19,727        41,942


SELECTED FIDELITY JOINT VENTURE FINANCIAL INFORMATION

                                                        THREE MONTHS                                 TWELVE MONTHS
                                                      ENDED DECEMBER 31,                           ENDED DECEMBER 31,
                                                  2001                   2000                  2001                   2000
                                              -------------------------------               ------------------------------
INCOME STATEMENT:
  Property Revenues                           $  6,076               $  5,955               $24,392                $23,112
  Property Expenses                              2,500                  1,953                 8,727                  7,566
  Net Operating Income                           3,576                  4,002                15,665                 15,546
  Net Income                                       995                  1,121                 5,478                  5,278
BALANCE SHEET:
  Total Assets                                $143,592               $147,918
  Total Third Party Debt                        90,224                 91,768

                                    EXHIBIT E

                                STORAGE USA, INC.
                           SHARE AND UNIT INFORMATION

COMMON SHARES AND OP
UNITS AS OF DECEMBER 31,
(IN THOUSANDS)                             2001         2000
------------------------------------------------------------
Common Shares Outstanding                28,278       27,019

Operating Partnership
  Units Outstanding                       2,666        3,420
                                         ------       ------

Total Shares and Units
  Outstanding                            30,944       30,439
                                         ======       ======



WEIGHTED AVERAGE COMMON
SHARES AND OP UNITS

                                        THREE MONTHS           TWELVE MONTHS
                                      ENDED DECEMBER 31,      ENDED DECEMBER 31,
                                     -------------------   ---------------------
(in thousands)                          2001        2000        2001        2000
--------------------------------------------------------   ---------------------
Basic Weighted Average
  Common Shares Outstanding           27,853      27,013      27,415      27,373

Dilutive Effect of Stock Options         573          78         413         117
                                     -------     -------     -------     -------

Diluted Weighted Average
  Common Shares Outstanding           28,426      27,091      27,828      27,490
                                     -------     -------     -------     -------

Total Weighted Average
  Units Outstanding                    2,854       3,421       3,188       3,460
                                     -------     -------     -------     -------

Minority Interests Associated
  with Units Outstanding             $ 1,453     $ 1,972     $ 7,260     $ 7,893
                                     -------     -------     -------     -------

                                    EXHIBIT F

PROPERTY SQUARE FOOTAGE
AS OF DECEMBER 31, 2001

                                       Sq Footage        Physical
                       # of Props   (in thousands)      Occupancy
-----------------------------------------------------------------
Owned:
     Mature                   349          23,430           82.7%
     Dev & Lease-up            62           4,684           67.0%
                       --------------------------       ---------
                              411          28,114           83.0%

Managed/Franchised             93           6,185
Joint Venture                  54           3,599
-------------------------------------------------
Total                         558          37,898


--------------------------------------------------------------------------------
OPERATING REVENUE DETAIL
(IN THOUSANDS)

                                            THREE MONTHS                 TWELVE MONTHS
                                          ENDED DECEMBER 31,            ENDED DECEMBER 31,
                                          2001           2000           2001          2000
                                       ----------------------       ----------------------
RENTAL AND OTHER PROPERTY INCOME:

Rental                                 $69,446      $  66,198        277,210       254,375
Other Property Income                    1,324          1,076          4,855         4,183
                                       -------      ---------       --------      --------
                                       $70,770      $  67,274       $282,065      $258,558
                                       =======      =========       ========      ========
SERVICE AND OTHER INCOME:

Management Fees                        $ 1,103      $     833       $  3,967      $  2,904
Franchise Services Income                1,211             --          4,267            --
Acquisition, Development and
  General Contracting Fees                 303            196            806         1,884
Income from Equity Investments
  and Other                              3,231           (405)         4,265         1,097
                                       -------      ---------       --------      --------
                                       $ 5,848      $     624       $ 13,305      $  5,885
                                       =======      =========       ========      ========

                                    EXHIBIT G

                                STORAGE USA, INC.
                           OPERATING PROPERTY SUMMARY

THREE MONTHS ENDED
DECEMBER 31, 2001
(in thousands)


RENTAL INCOME:

                                              Mature          $ 59,515          86%
                                              Non-Mature         9,931          14%
                                                              --------
                                                                69,446

PROPERTY OTHER INCOME:

                                              Mature             1,139          86%
                                              Non-Mature           185          14%
                                                              --------
                                                                 1,324

OPERATING EXPENSES EXCLUDING TAXES:

                                              Mature           (15,245)         83%
                                              Non-Mature        (3,085)         17%
                                                              --------
                                                               (18,330)

TAXES:

                                              Mature            (5,167)         85%
                                              Non-Mature          (932)         15%
                                                              --------
                                                                (6,099)

NET OPERATING INCOME:

                                              Mature            40,242          87%
                                              Non-Mature         6,099          13%
                                                              --------
                                                              $ 46,341


AS OF DECEMBER 31, 2001
(in thousands)

                                                                               TOTAL
                                                                           UNDEPRECIATED
RECONCILIATION TO BALANCE SHEET:                          # OF PROPS           COSTS
                                                          -----------------------------
Mature Properties                                                349        $ 1,382,248
Recent Acquisitions and Props Acquired in Lease-Up                14             63,025
Recent Expansions                                                 29            149,054
Developments in Lease-Up                                          19            111,923
Corporate PP&E                                                                   27,781
CIP and Capitalized Interest                                                     38,491
                                                          -----------------------------
                                                                 411        $ 1,772,522
                                                          =============================